UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )
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	Soliciting Material Pursuant to § 240.14a-12
SI-BONE, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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SI-BONE, INC.
SUPPLEMENT TO
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT, DATED APRIL 22, 2020

FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2020
This supplement (the “Supplement”) provides updated information with respect to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of SI-BONE, Inc. to be held on June 16, 2020.
On or about May 1, 2020, SI-BONE commenced distributing to its stockholders a Notice of the 2020 Annual Meeting of Stockholders and Definitive Proxy Statement (the “Notice and Proxy Statement”) for the Annual Meeting. This Supplement, including the press release dated May 27, 2020, included below, which describes a change in the location of the Annual Meeting from a hybrid, i.e. both an in-person and virtual meeting, to a virtual-only meeting, should be read in conjunction with the Notice and Proxy Statement. Except as specifically revised by the information contained herein, this Supplement does not revise or update any of the other information set forth in the Notice and Proxy Statement.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS OF SI-BONE, INC.
TO BE HELD ON JUNE 16, 2020

SI-BONE, Inc. Announces Change to Virtual-only Format for 2020 Annual Meeting of Stockholders
SANTA CLARA, California – May 27, 2020 – SI-BONE, Inc. (Nasdaq: SIBN) announced today that, due to public health and safety concerns related to the COVID-19 global pandemic, recommendations and orders from federal, state and local authorities, and to support the health and well-being of its stockholders, employees and others, SI-BONE is changing its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to a virtual-only format that will be held via live audio webcast. The virtual Annual Meeting is expected to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting.
The previously announced date and time of the Annual Meeting, Tuesday, June 16, 2020, at 10:00 a.m. Pacific Time, as disclosed in the previously distributed Notice of the Annual Meeting and Definitive Proxy Statement, has not changed. Online access to the Annual Meeting will begin at 9:45 a.m. Pacific Time. Stockholders will not be able to attend the Annual Meeting in person.
Attending the Virtual Meeting as a Stockholder of Record
SI-BONE’s stockholders of record as of April 20, 2020 (the “Record Date”) can attend the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/SIBN2020 and entering the 16-digit control number on the proxy card or Notice of Internet Availability of Proxy Materials previously received. The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at www.virtualshareholdermeeting.com/SIBN2020. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/SIBN2020.
If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting, but you will not be able to vote your shares or submit questions during the Annual Meeting. See caption below titled “Attending the Annual Meeting as a Guest.”
Attending the Annual Meeting as a Beneficial Owner
Beneficial stockholders as of the Record Date (i.e. shares held in “street name” through an intermediary, such as a bank or broker), who want to be able attend the Annual Meeting can attend using the 16-digit control number found on the notice and instructions received from their broker or other nominee.

Asking Questions
If you are attending the Annual Meeting as a stockholder of record or as a beneficial owner, questions can be submitted by accessing the meeting center at www.virtualshareholdermeeting.com/SIBN2020, entering your 16-digit control number. Instructions on how to participate in the Annual Meeting are posted at www.virtualshareholdermeeting.com/SIBN2020.
Voting Shares
Stockholders of record and beneficial owners will be able to vote their shares electronically during the Annual Meeting by using the 16-digit control number. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/SIBN2020.
Whether or not stockholders plan to virtually attend the Annual Meeting, SI-BONE urges them to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.
The proxy materials, including the proxy card and Notice of Internet Availability of Proxy Materials, previously distributed along with the definitive proxy statement will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting.
Attending the Annual Meeting as a Guest
Guests may enter the Annual Meeting in “listen-only” mode by entering the Annual Meeting at www.virtualshareholdermeeting.com/SIBN2020 and entering the information requested in the “Guest Login” section. Guests will not have the ability to vote or ask questions during the Annual Meeting.
List of Stockholders
A list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose germane to the Annual Meeting during normal business hours for ten days prior to the Annual Meeting at our corporate headquarters. Due to the recent COVID-19 pandemic, please email us at investors@si-bone.com to arrange a time to review. The stockholder list will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/SIBN2020. Instructions on how stockholders of record can view the stockholder list during the Annual Meeting are posted at www.virtualshareholdermeeting.com/SIBN2020.

About SI-BONE
SI-BONE is a medical device company that pioneered minimally invasive surgery of the SI joint with the iFuse Implant System.  Studies have shown that the SI joint can be a source of pain in 15% to 30% of chronic low back pain.  The iFuse Implant™, commercially available since 2009, is the only SI joint fusion device supported by multiple prospective clinical studies, including two RCTs, showing improved pain, patient function and quality of life resulting from treatment. There are over 80 peer-reviewed publications demonstrating the safety, durable effectiveness, and biomechanical and economic benefits unique to the iFuse Implant (www.si-bone.com/results). This body of evidence has enabled multiple government and private insurance payors to establish coverage of the SI joint fusion procedure exclusively when performed with the iFuse Implant System.
The iFuse Implant System is intended for sacroiliac fusion for conditions including sacroiliac joint dysfunction that is a direct result of sacroiliac joint disruption and degenerative sacroiliitis.  This includes conditions whose symptoms began during pregnancy or in the peripartum period and have persisted postpartum for more than 6 months.  The iFuse Implant System is also intended for sacroiliac fusion to augment stabilization and immobilization of the sacroiliac joint in skeletally mature patients undergoing sacropelvic fixation as part of a lumbar or thoracolumbar fusion. As well, the iFuse Implant System is intended for sacroiliac fusion in acute, non-acute, and non-traumatic fractures involving the sacroiliac joint. There are potential risks associated with the iFuse Implant System.  It may not be appropriate for all patients and all patients may not benefit.
SI-BONE and iFuse Implant System are registered trademarks of SI-BONE, Inc. ©2020 SI-BONE, Inc. All Rights Reserved. 10758.05272020

Media Contact:
Joe Powers
jpowers@si-bone.com
669-206-2521

Investor Contacts:
Lynn Lewis or Carrie Mendivil
investors@SI-BONE.com
415-937-5405